UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Item 7. Exhibits
Item 9. Regulation FD Disclosure
EXHIBIT INDEX
SIGNATURES
EX-99.1
EX-99.2

Item 7. Exhibits

         Please refer to exhibit index below.

Item 9. Regulation FD Disclosure

         On August 13, 2002, each of the Chief Executive Officer (Principal Executive Officer), Timothy A. Crown, and Chief Financial Officer (Principal Financial Officer), Stanley Laybourne, of Insight Enterprises, Inc. submitted to the Securities and Exchange Commission sworn statements dated August 13, 2002 pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as an Exhibits 99.1 and 99.2, respectively.

EXHIBIT INDEX

Incorporated
Exhibit		by Reference to/
Number	Description	Filed Herewith

99.1	Statement Under Oath of Chief Executive Officer (Principal Executive Officer) dated August 13, 2002.	Filed Herewith

99.2	Statement Under Oath of Chief Financial Officer (Principal Financial Officer) dated August 13, 2002	Filed Herewith

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002	/s/ Stanley Laybourne

Stanley Laybourne Chief Financial Officer, Secretary and Treasurer